Exhibit 10.226
AMENDMENT TO LEASE AGREEMENT
This AMENDMENT TO LEASE AGREEMENT ("Amendment"), dated as January 1, 2022 (for purposes of this Amendment, the "Effective Date"), is entered into between ERIE INSURANCE EXCHANGE ("Tenant"), a reciprocal insurance exchange organized under the laws of Pennsylvania with principal offices and place of business at 100 Erie Insurance Place, Erie, PA 16530, acting by and through its attorney-in-fact, ERIE INDEMNITY COMPANY; and ERIE INDEMNITY COMPANY ("Landlord"), a Pennsylvania business corporation, with its principal offices and place of business also at 100 Erie Insurance Place, Erie, PA 16530 collectively referred to herein as the "Parties").
WHEREAS, Landlord and Tenant entered into that certain Home Office Agreement of Lease dated July 1, 2021 relating to certain premises located in Erie Pennsylvania (collectively, the "Lease");
WHEREAS, Landlord and Tenant have agreed to amend the Lease, upon the terms and conditions hereinafter described; and
WHEREAS, all capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Lease.
NOW, THEREFORE, for good and valuable consideration paid by Tenant to Landlord and the mutual covenants, terms, and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Lease on the terms hereof as of the Effective Date as follows:
1.Appendix A and Appendix B to the Lease shall be replaced in their entirety with the appendices attached to this Amendment.
2.No Default. Landlord and Tenant hereby affirm that as of the Effective Date, no breach, default or other act, error, or omission which, with the giving of notice or passage of time or both, would constitute a breach or default by either party has occurred and is continuing under the Lease.
3.Affirmation of Lease Terms. Except as modified by this Amendment, Landlord and Tenant hereby ratify the Lease and agree that the Lease shall remain unchanged and shall continue in full force and effect. In the event there is any conflict between the terms of the Lease and the terms set forth in this Amendment, the terms specifically set out in this Amendment shall control. From and after the Effective Date, any and all references to "the Lease" or "this Lease" in the Lease shall mean the Lease as modified by this Amendment.
4.Miscellaneous.
(a)Entire Agreement. This Amendment contains the entire understanding between the Parties with respect to the matters being amended as contained herein.
(b)Amendment and Modification. This Amendment may not be changed or modified orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, or modification is sought.
(c)Further Assurances. Each of the Parties shall deliver to the other any further instruments or documents which may be reasonably required to establish to the satisfaction of the other party that it has agreed to be bound by and become liable under the terms and conditions of the Lease and this Amendment.

[Continues with signatures on next page.]
    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

TENANT:

ERIE INSURANCE EXCHANGE, a reciprocal
insurance exchange organized under the laws of
Pennsylvania with principal offices and place of
business at 100 Erie Insurance Place, Erie, PA
16530, acting by and through its attorney-in-
fact, ERIE INDEMNITY COMPANY

By /s/ Gregory J. Gutting
Gregory J. Gutting
Executive Vice President and Chief
Financial Officer

LANDLORD:

ERIE INDEMNITY COMPANY, a
Pennsylvania business corporation, with its
principal offices and place of business at 100
Erie Insurance Place, Erie, PA 16530

By /s/ Brian W. Bolash
Brian W. Bolash
Senior Vice President, Secretary and
General Counsel

Appendix A

Buildings

		SIZE ABOVE/BELOW GROUND	BASE
NAME	LOCATION	RENT ABOVE/BELOW GROUND	YEAR

Sixth Street Tower	125 East 6th Street	283,112 / 35,563	07/01/2021-
	Erie, PA 16501	$10.75 / $4.20	6/30/2022

Westport	4950 West 23rd Street	77,260 / n/a	07/01/2021-
	Erie, PA 16505	$8.50/ n/a	6/30/2022

H.O Hirt Building	100 Erie Insurance Place	93,044/28,217	01/01/2022-
	Erie, PA 16530	$8.95/$4.20	6/30/2022

F.W. Hirt-Perry Square	100 Erie Insurance Place	164,201/40,432	01/01/2022-
Building	Erie, PA 16530	$8.95/$4.20	6/30/2022

Petersen Center	100 Erie Insurance Place	30,719/ n/a	01/01/2022-
	Erie, PA 16530	$8.95/ n/a	6/30/2022

Holland Street Building	100 Erie Insurance Place	66,099/27,364	01/01/2022-
	Erie, PA 16530	$8.95/$4.20	6/30/2022

Lafayette Place	400 French Street	17,053/5,530	01/01/2022-
	Erie, PA 16507	$8.95/$4.20	6/30/2022

Gideon Ball House	135 East 6th Street	8,742/ n/a	01/01/2022-
	Erie, PA 16501	$8.95/ n/a	6/30/2022

Armory	360 East 6th Street	21,722/15,349	01/01/2022-
	Erie, PA 16507	$8.95/$4.20	6/30/2022

C.F Adams/Heritage Center	101 East 6th Street	6,036/4,325	01/01/2022-
	Erie, PA 16501	$8.95/$4.20	6/30/2022

O’Donnell House	410 French Street	763/763	01/01/2022-
	Erie, PA 16507	$8.95//$4.20	6/30/2022

Firehouse	414 French Street	8,832/3,030	01/01/2022-
	Erie, PA 16507	$8.95/$4.20	6/30/2022

French Street Ramp/	100 Erie Insurance Place	11,760/37,646	01/01/2022-
Mail Facility	Erie, PA 16530	$8.95/$4.20	6/30/2022

Appendix B

Parking

PARKING GARAGES

		PARKING
SITE	ADDRESS	SPACES	COST	BASE YEAR

Holland Street	210 East 6th Street	740	$756.72/space	01/01/2022-
	Erie, PA 16507			06/30/2022

French Street	0 East 5th Street	428	$756.72/space	01/01/2022-
	Erie, PA 16507			06/30/2022

8th Street	124 East 8th Street	1,000	$756.72/space	01/01/2022-
	Erie, PA 16507			06/30/2022

PARKING LOTS – Included in Rent

SITE	ADDRESS

Westport	4950 West 23rd Street, Erie, PA 16505

Surface Parking	Erie County, PA Parcel Index Numbers 14-010-002.0-100.00 and -101.00,
Lots	14-010-008.0-211.00, -212.00, 213.00, - 214.00, -215.00, - 216.00,
-217.00, - 219.00, -230.00, -231.00, -232.00, -233.00, -234.00, and
-235.00